                                                            EXHIBIT  4.1


                       [FRONT SIDE OF STOCK CERTIFICATE]

 THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS SET
                       FORTH ON THE OPPOSITE SIDE HEREOF.

PREFERRED STOCK  Incorporated under the laws of Bermuda. See reverse for certain definitions.
                                                                CUSIP 37931K 309

          [LOGO]        GLOBAL CROSSING HOLDINGS LTD.


NUMBER                          This certifies that

SHARES
                                is the owner of


[GLOBAL CROSSING
 HOLDINGS LTD. CORPORATE   FULLY PAID AND NON-ASSESSABLE SHARES OF THE 10 1/2%
 SEAL]                     SENIOR EXCHANGEABLE PREFERRED STOCK DUE 2008,
                           LIQUIDATION PREFERENCE $100.00 PER SHARE OF GLOBAL
                           CROSSING HOLDINGS LTD. (the "Company") transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The rights, preferences, restrictions and limitations of the Senior Exchangeable Preferred Stock represented by this certificate are determined by the Bye-laws and amendments thereto establishing the rights, preferences, restrictions and limitations of the class of share, which was approved by the Board of Directors of the Company and by its shareholder. A copy of the Bye-laws is available from the Company without charge to shareholders upon written request.
                           This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
                           WITNESS THE FACSIMILE SIGNATURE OF THE DULY
                           AUTHORIZED OFFICERS OF THE COMPANY.

                           COUNTERSIGNED AND REGISTERED:
                           EQUIFAX-FIRST CHICAGO TRUST DIVISION (New York, New York) TRANSFER AGENT AND REGISTRAR, BY:

Dated:                                     Authorized Signature


/s/ S. Wallace Dawson, Jr.                                 /s/ K. Eugene Shutler
Chief Executive Officer                                    President

                      [REVERSE SIDE OF STOCK CERTIFICATE]

                         GLOBAL CROSSING HOLDINGS LTD.

          UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR PREFERRED STOCK IN DEFINITIVE FORM, THIS PREFERRED STOCK MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
YORK) ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:




TEN COM  - as tenants in common
UNIF GIFT MIN ACT -  ___________ Custodian ________
                       (Cust)              (Minor)
          under Uniform gifts to Minors Act_________________________
                                                    (State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common



Additional abbreviations may also be used though not in the above list.

For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------

----------------------------------

-----------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


----------------------------------------------

----------------------------------------------

----------------------------------------------

Shares of the Senior Exchangeable Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
__________________________ Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
     ------------------------

--------------------------------------------------------------------------------
NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


               ------------------------

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.